Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

	BALANCE	MARGIN
CERTIFICATES INFORMATION

Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	73
DISTRIBUTION DATE:	7/20/05
DETERMINATION DATE:	7/15/05
30
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$482,334.80
MTGE LOANS PRINCIPAL RECEIVED	$3,775,250.27
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$11,682.39
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$1,946,293.96
MTGE LOANS LIQUIDATION LOSS AMOUNT	$23,767.24

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$87,107,466.70

AVERAGE MTGE LOANS RATE	6.66714%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	44
DEL STAT 1 - CURRENT BALANCE	$1,425,362.17
DEL STAT 2 - NO. OF ACCTS	15
DEL STAT 2 - CURRENT BALANCE	$443,888.83
DEL STAT 1+ - NO. OF ACCTS	105
DEL STAT 1+ - CURRENT BALANCE	$3,342,244.16
DEL STAT 3+ - NO. OF ACCTS	46
DEL STAT 3+ - CURRENT BALANCE	$1,472,993.16

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	73.6507%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.667%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	3.26000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 3
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	7/20/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	3.26000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	5.96581%
Maximum Rate	5.96581%
Investor Certificate Rate (LIBOR + 26 bps)	3.52000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	88,960,190.25
Beginning Investor Certificate Principal Balance	53,749,317.96
Beginning Transferor Principal Balance	32,851,144.90
Beginning Invested Amount	56,109,045.35
Investor Floating Allocation Percentage	63.0721%
Liquidation Loss Amount	23,767.24
Servicing Fee	37,066.75

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	482,334.80
Mtge Loans Principal	3,775,250.27
Mtge Loans Net Liquidation Proceeds	11,682.39
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	4,269,267.46

Mtge Loans Interest	482,334.80
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	11,682.39
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	494,017.19

Mtge Loans Principal	3,775,250.27
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	3,775,250.27

Interest Collections	494,017.19
Principal Collections	3,775,250.27

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	311,586.93
Investor Principal Collections	3,699,737.17
Transferor Interest Collections	182,430.26
Transferor Principal Collections	75,513.10
(Check)	0.00

Investor Loss Amount	14,990.49
Transferor Loss Amount	8,776.75

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 4
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	7/20/05

Investor Interest Collections	311,586.93
less Investor Servicing Fee	23,378.77
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	157,664.67
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	4,927.02
less Investor Loss Amount	14,990.49
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	110,625.98
less Accelerated Principal Distribution Amount	9,286.82
less Deposit to (Release from) Spread Account	(9,286.82)
Remaining Excess Interest	110,625.98

Investor Distributions
Investor Certificate Interest	157,664.67
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	1,828,956.31
Alternative Principal Payment	1,828,956.31
Maximum Principal Collections	3,699,737.17
Principal Distribution Amount	3,699,737.17
Investor Loss Amount Distributed to Investors	14,990.49
Excess Interest Paid as Principal	9,286.82

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	168,742.28
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	75,513.10

Excess Int. (Shortfall) a/ Interest	153,922.27
Excess Int. (Shortfall) a/ Premium b/ Losses	148,995.25
Excess Int. (Shortfall) a/ Losses	134,004.75
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,881,679.15
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 5
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	7/20/05

Beginning Pool Balance	88,960,190.25
Interest Distribution	494,017.19
Principal Distribution	3,775,250.27
Additional Balances	1,946,293.96
Liquidation Loss Amount	23,767.24
Ending Pool Balance	87,107,466.70

Beginning Investor Certificate Principal Balance	53,749,317.96
Investor Certificate Interest	157,664.67
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,724,014.48
Ending Investor Certificate Principal Balance	50,025,303.48
Pool Factor	0.1000506

Beginning Transferor Balance	32,851,144.90
Interest Distribution (including funds released from Spread Account)	182,430.26
Principal Distribution (including Unallocated Transferor Principal Collections)	75,513.10
Additional Balances	1,946,293.96
Losses allocated to Transferor	8,776.75
Ending Transferor Balance	34,713,149.02
Minimum Transferor Interest	4,355,373.34
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	56,109,045.35
Principal Distribution Amount	3,699,737.17
Investor Loss Reduction Amount	14,990.49
Ending Invested Amount	52,394,317.68

Beginning Total OC Amount	2,359,727.39
Ending Total OC Amount	2,369,014.21
Ending Total OC Amount (% of Original Invested Amount)	0.47%

Spread Account Cap Amount	130,985.79
Beginning Spread Account Balance	140,272.61
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(9,286.82)
Ending Spread Account Balance	130,985.79
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 6
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	7/20/05

Beginning Insured Principal Amount	$53,749,317.96
Ending Insured Principal Amount	$50,025,303.48

Available Credit Enhancement	0.49%
Investor Distribution Amount	3,881,679.15
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	244,255.38

Investor Loss Amount Reimbursed from Excess Interest	14,990.49
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	2,369,014.21
Cum. Principal Payments (Including ECPB & APDA)	449,974,696.52
Cum. Principal Payments (Excluding ECPB & APDA)	447,596,395.50
Cum. OC Amount	2,369,014.21
Cum. SA Deposits	130,985.79
Cum. Liquidation Losses	8,818,316.72
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.583%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 7
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	7/20/05

SOURCES OF FUNDS:
Mtge Loans Interest	482,334.80
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	11,682.39
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	3,775,250.27
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	4,269,267.46

USES OF FUNDS
Servicing Fee	37,066.75
Investor Interest Distribution	157,664.67
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,724,014.48
Transferor Distribution (not including Cash Released to Transferor)	244,255.38
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	4,927.02
Cash Deposited to (Released from) Spread Account	(9,286.82)
Cash Released to Transferor	110,625.98
Total	4,269,267.46

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	707,357.21
Aggregate Amount of Locked Balances - %	0.812%
Portfolio CLTV as of the End of the Collection Period	73.651%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 8
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:	7/20/05

A. POOL INFORMATION

Aggregate Amount of Collections	4,269,267.46
Aggregate Amount of Interest Collections	494,017.19
Aggregate Amount of Principal Collections	3,775,250.27
Transfer Deposit Amount	0.00
Beginning Pool Balance	88,960,190.25
Ending Pool Balance	87,107,466.70
Additional Balances	1,946,293.96
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.583%
Servicing Fee	37,066.75
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	63.07%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	311,586.93
Investor Principal Collections	3,699,737.17
Transferor Interest Collections	182,430.26
Transferor Principal Collections	75,513.10
Investor Loss Amount	14,990.49
Beginning Invested Amount	56,109,045.35
Ending Invested Amount	52,394,317.68

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	157,664.67
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	3,699,737.17
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	3,699,737.17
Alternative Principal Payment	1,828,956.31
Principal Collections less Additional Balances	1,828,956.31
Investor Loss Amount Distributed to Investors	14,990.49
Accelerated Principal Distribution Amount	9,286.82

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	53,749,317.96
Ending Certificate Principal Balance	50,025,303.48
Pool Factor	0.1000506

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 9
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:	7/20/05

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	182,430.26
Principal Distribution	75,513.10
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	32,851,144.90
Ending Transferor Principal Balance	34,713,149.02
Minimum Transferor Balance	4,355,373.34

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.52000%
LIBOR Rate	3.26000%
Maximum Rate	5.96581%
Weighted Average Mortgage Net Loan Rate	5.96581%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	4,927.02
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	140,272.61
Ending Spread Account Balance	130,985.79
Amount to be distributed to (Released from) the Spread Account	(9,286.82)
Spread Account Maximum	130,985.79

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	44
Trust Balances	1,425,362.17
Delinquent 60-89 days
No. of Accounts	15
Trust Balances	443,888.83
Delinquent 90+ days
No. of Accounts	46
Trust Balances	1,472,993.16
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 10
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:	7/20/05

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of July 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA
Bill Marshall, JPMorgan Chase Bank, N.A.
Moody’s Investors Service
Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 11
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	7/20/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.315329
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	7.448029
Principal Distribution Amount	7.399474
Maximum Principal Payment	7.399474
Alternative Principal Payment	3.657913
Principal Collections less Additional Balances	3.657913
Investor Loss Amount Distributed to Investors	0.029981
Accelerated Principal Distribution Amount	0.018574
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	7.763358

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	53,749,317.96
Ending Investor Certificate Balance	50,025,303.48
Beginning Invested Amount	56,109,045.35
Ending Invested Amount	52,394,317.68
Investor Certificateholder Floating Allocation Percentage	63.0721%
Pool Factor	0.1000506
Liquidation Loss Amount for Liquidated Loans	23,767.24
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	88,960,190.25
Ending Pool Balance	87,107,466.70
Servicing Fee	37,066.75

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.520000%
LIBOR Rate	3.260000%
Maximum Rate	5.965809%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	44
Trust Balances	1,425,362.17
Delinquent 60-89 days
No. of Accounts	15
Trust Balances	443,888.83
Delinquent 90+ days
No. of Accounts	46
Trust Balances	1,472,993.16
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 12
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	7/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of July 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)

as Servicer
/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.